PLACEMENT AGENCY AGREEMENT

July 11, 2013

Aegis Capital Corp.

810 Seventh Ave, 11th Floor

New York, NY 10019

Re:	Matinas BioPharma, Inc. and Matinas BioPharma Holdings, Inc.

Ladies and Gentlemen:

This Placement Agency Agreement ("Agreement") sets forth the terms upon which Aegis Capital Corp., a New York corporation, and a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA") (the “Placement Agent”), shall be engaged by Matinas BioPharma, Inc., a Delaware corporation (“Matinas”) and Matinas BioPharma Holdings, Inc., a Delaware corporation (“Newco”), to act as exclusive Placement Agent in connection with the private placement (the “Offering”) of units (“Units”) of securities of Newco, each Unit consisting of (i) 250,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), of Newco (the “Shares”) and (ii) 125,000 warrants (the “Warrants”), with each Warrant entitling the holder to purchase one share of Common Stock for a five-year period at an exercise price of $2.00 per share. The Offering will consist of a minimum of 24 Units ($6,000,000) (the “Minimum Amount”) and a maximum of 36 Units ($9,000,000) (the “Maximum Amount”). In the event the Offering is oversubscribed, Matinas and the Placement Agent may, in their mutual discretion, sell up to 24 additional Units for an additional aggregate purchase price of $6,000,000 (the “Over-allotment”). Concurrently with the initial closing of the Offering, a wholly-owned subsidiary of Newco will merge with and into Matinas and, with the proceeds of the Offering, will continue the existing operations of Matinas as a wholly owned subsidiary of Newco (the “Merger”).

As part of or in conjunction with the Merger, Newco will issue shares of its Common Stock and warrants to (i) Matinas’s then-existing securityholders as the consideration in the Merger pursuant to the terms of the Merger Agreement dated the date hereof among Matinas, Newco and a subsidiary of Newco (the “Merger Agreement”) and (ii) the investors in the Offering as further described in the Memorandum (as hereinafter defined). As used in this Agreement, unless the context otherwise requires, the term “Company” refers to Newco and Matinas on a combined basis after giving effect to the Offering and the Merger.

The purchase price for the Units will be $250,000 per Unit (the “Offering Price”), with a minimum investment of one Unit; provided, however, that subscriptions for lesser amounts may be accepted in Matinas’s and Placement Agent’s joint discretion. The Placement Agent shall accept=subscriptions only from persons or entities who qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under Section 4(2) of the Securities Act of 1933, as amended (the “Act”). The Units will be offered until the earlier of (i) the termination of the Offering as provided herein, (ii) the time that all Units offered in the Offering are sold or (iii) September 9, 2013 (“Initial Offering Period”), which date may be extended by the Placement Agent and Matinas in their joint discretion until October 9, 2013 (this additional period and the Initial Offering Period shall be referred to as the “Offering Period”). The date on which the Offering expires or is terminated shall be referred to as the “Termination Date.” The current stockholders of Matinas shall have the right to invest in the Offering in an amount to at least maintain their pro rata ownership of Matinas following the Merger and immediately prior to the First Closing (as defined below in Section 4(e)).

With respect to the Offering, Matinas and Newco shall provide the Placement Agent, on terms set forth herein, the right to offer and sell all of the Units being offered. Purchases of Units may be made by the Placement Agent and its officers, directors, employees and affiliates. All such purchases, together with purchases by officers, directors, employees and affiliates of Matinas or Newco, may be used to satisfy the Minimum Amount if the Minimum Amount has not been subscribed for on or before the end of the Offering Period. It is understood that no sale shall be regarded as effective unless and until accepted by the Company. The Company may, in its sole discretion, accept or reject, in whole or in part, any prospective investment in the Units or allot to any prospective subscriber less than the number of Units that such subscriber desires to purchase.

The Offering will be made by Newco solely pursuant to the Memorandum, which at all times will be in form and substance reasonably acceptable to Newco, Matinas, the Placement Agent and their respective counsel and contain such legends and other information as Newco, Matinas, the Placement Agent and their respective counsel, may, from time to time, deem necessary and desirable to be set forth therein. “Memorandum” as used in this Agreement means Newco’s Confidential Private Placement Memorandum dated on or about July 11, 2013, inclusive of all annexes, and all amendments, supplements and appendices thereto.

1.          Appointment of Placement Agent. On the basis of the representations and warranties provided herein, and subject to the terms and conditions set forth herein, the Placement Agent is appointed as exclusive Placement Agent for Matinas and Newco during the Offering Period to assist Matinas and Newco in finding qualified subscribers for the Offering. Subject to the consent of Matinas, which will not be unreasonably withheld, delayed or conditioned, the Placement Agent may sell Units through other broker-dealers who are FINRA members and may reallow all or a portion of the Agent Compensation (as defined in Section 3(b) below) it receives to such other broker-dealers. On the basis of such representations and warranties and subject to such terms and conditions, the Placement Agent hereby accepts such appointment and agrees to perform its services hereunder diligently and in good faith and in a professional and businesslike manner and to use its reasonable efforts to assist Matinas and Newco in (A) finding subscribers of Units who qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D, and (B) completing the Offering. The Placement Agent has no obligation to purchase any of the Units. Unless sooner terminated in accordance with this Agreement, the engagement of the Placement Agent hereunder shall continue until the later of the Termination Date or the Final Closing (as defined below).

2.          Representations, Warranties and Covenants of Matinas. The representations and warranties of Matinas (as used in this Section 2, “Matinas” refers to Matinas BioPharma, Inc. and its subsidiaries) contained in this Section 2 are true and correct as of the date of this Agreement and Matinas covenants as follows, as applicable.

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(a)          The Memorandum has been prepared by Matinas, in conformity with all applicable laws, and is in compliance in all material respects with Regulation D and Section 4(2) of the Act and the requirements of all other rules and regulations (the “Regulations”) of the SEC relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Placement Agent notifies Matinas that the Units are to be offered and sold excluding any foreign jurisdictions. The Units will be offered and sold pursuant to the registration exemption provided by Regulation D and Section 4(2) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those United States jurisdictions in which the Placement Agent notifies Matinas that the Units are being offered for sale. None of Matinas, its affiliates, or any person acting on its or their behalf (other than the Placement Agent, its affiliates or any person acting on its behalf, in respect of which no representation is made) has taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Rule 506 of Regulation D or Section 4(2) of the Act, or knows of any reason why any such exemption would be otherwise unavailable to it. None of Matinas, its predecessors or affiliates has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Section 503 of Regulation D. Except for the sale of shares of its Series A preferred stock, Matinas has not, for a period of six months prior to the commencement of the offering of Units, sold, offered for sale or solicited any offer to buy any of its securities in a manner that would be integrated with the offer and sale of the Units pursuant to this Agreement and would cause the exemption from registration set forth in Rule 506 of Regulation D to become unavailable with respect to the offer and sale of the Units pursuant to this Agreement in the United States.

(b)          The Memorandum does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading: provided, however, the foregoing does not apply to any statements or omissions made solely in reliance on and in conformity with written information furnished to Matinas by Newco or the Placement Agent specifically for use in the preparation thereof. To the knowledge of Matinas, none of the statements, documents, certificates or other items made, prepared or supplied by Matinas with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made. There is no fact which Matinas has not disclosed in the Memorandum and of which Matinas is aware that materially adversely affects or that could reasonably be expected to have a material adverse effect on the (i) assets, liabilities, results of operations, condition (financial or otherwise), business or business prospects of Matinas or (ii) ability of Matinas to perform its obligations under this Agreement. Notwithstanding anything to the contrary herein, Matinas makes no representation or warranty with respect to any estimates, projections and other forecasts and plans (including the reasonableness of the assumptions underlying such estimates, projections and other forecasts and plans) that may have been delivered to the Placement Agent or its representatives or that are contained in the Memorandum, except that such estimates, projections and other forecasts and plans have been prepared in good faith on the basis of assumptions stated therein, which assumptions were believed to be reasonable at the time of such preparation.

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(c)          Matinas is duly organized and validly existing in good standing under the laws of the jurisdiction in which it was formed, and has the requisite power and authority to own its properties and to carry on its business as now being conducted. Matinas is not a party to any joint venture and does not directly or indirectly own or hold capital stock or an equity or similar interest in any entity. Matinas is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Matinas Material Adverse Effect. As used in this Agreement, “Matinas Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations or condition (financial or otherwise) of Matinas, taken as a whole, or on the transactions contemplated hereby and the other Matinas Transaction Documents (as defined below) or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of Matinas to perform its obligations under the Matinas Transaction Documents (as defined below). Except as set forth in the Memorandum, Matinas owns, directly or indirectly, all of the capital stock or other equity interests of each subsidiary free and clear of any liens (other than Permitted Encumbrances), and all the issued and outstanding securities of capital stock of each subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. “Permitted Encumbrances” shall means (a) mechanic’s, materialmen’s, and similar liens, securing payment of sums not yet due and payable and for which an appropriate reserve has been established, (b) liens for taxes not yet delinquent or for taxes that the taxpayer is contesting in good faith through appropriate proceedings and for which an appropriate reserve has been established in the financial statements of such taxpayer, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the ordinary course of business and not incurred in connection with the borrowing of money.

(d)          Matinas has all requisite corporate power and authority to conduct its business as presently conducted and as proposed to be conducted (as described in the Memorandum), to enter into and perform its obligations under this Agreement, the Subscription Agreement substantially in the form of Annex A to the Memorandum (the “Subscription Agreement”), the Registration Rights Agreement substantially in the form of Annex B to the Memorandum (the “Registration Rights Agreement”), and the other agreements contemplated hereby (this Agreement, the Subscription Agreement, the Registration Rights Agreement and the other agreements contemplated hereby that Matinas is executing and delivering hereunder are collectively referred to herein as the “Matinas Transaction Documents”). Prior to the First Closing, each of the Matinas Transaction Documents (other than this Agreement, which has already been authorized) will have been duly authorized. This Agreement has been duly authorized, executed and delivered and constitutes, and each of the other Matinas Transaction Documents, upon due execution and delivery, will constitute, valid and binding obligations of Matinas, enforceable against Matinas in accordance with their respective terms (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect related to laws affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of Matinas’s obligations to provide indemnification and contribution remedies under the securities laws and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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(e)          None of the execution and delivery of or performance by Matinas under this Agreement or any of the other Matinas Transaction Documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of Matinas under any agreement or other instrument to which Matinas is a party or by which Matinas or its assets may be bound, or any term of the certificate of incorporation or by-laws of Matinas, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to Matinas or any of its assets, except in the case of a conflict, violation, lien, charge or other encumbrance (except with respect to Matinas’s Certificate of Incorporation or By-laws) which would not reasonably be expected to have a Matinas Material Adverse Effect.

(f)          Matinas’s financial statements, together with the related notes, if any, included in the Memorandum, present fairly, in all material respects, the financial position of Matinas as of the dates specified and the results of operations for the periods covered thereby. Such financial statements and related notes were prepared substantially in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited financial statements omit full notes, and except for normal year end adjustments. Except as set forth in such financial statements or otherwise disclosed in the Memorandum, Matinas has no known material liabilities of any kind, whether accrued, absolute or contingent, or otherwise, and subsequent to the date of the Memorandum and prior to the date of the First Closing it shall not enter into any material transactions or commitments without promptly thereafter notifying the Placement Agent in writing of any such material transaction or commitment. The other financial and statistical information with respect to Matinas and any pro forma information and related notes included in the Memorandum present fairly in all material respects the information shown therein on a basis consistent with the financial statements of Matinas included in the Memorandum. Matinas does not know of any facts, circumstances or conditions which could materially adversely affect its operations, earnings or prospects that have not been fully disclosed in the Memorandum.

(g)          Except as disclosed in the Memorandum, since the date of Matinas’ most recent financial statements contained in the Memorandum, there has been no Matinas Material Adverse Effect. Except as disclosed in the Memorandum, since the date of the Company’s most recent financial statements contained in the memorandum, Matinas has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $75,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $75,000. Matinas has not taken any steps to seek protection pursuant to any bankruptcy law nor does Matinas have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

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(h)          Except as disclosed in the Memorandum, Matinas (i) has no outstanding Indebtedness (as defined below) in excess of $75,000, (ii) is not a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, or (iii) is not in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means without duplication, (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services including (without limitation) “Capital Leases” (as defined under GAAP) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) except for obligations owed to service providers of Matinas in connection with this Offering, all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above of at least $75,000; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(i)          The conduct of business by Matinas as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States, or any other jurisdiction wherein Matinas conducts or proposes to conduct such business, except as described in the Memorandum. Matinas has obtained all material licenses, permits and other governmental authorizations necessary to conduct its business as presently conducted. Matinas has not received any notice of any violation of, or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, securities laws, equal employment opportunity, consumer protection, credit reporting, “truth-in-lending”, and warranties and trade practices) applicable to its business, the violation of, or noncompliance with, would have an Matinas Material Adverse Effect, and Matinas knows of no facts or set of circumstances which could give rise to such a notice.

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(j)          No default by Matinas or, to the knowledge of Matinas, any other party, exists in the due performance under any material agreement to which Matinas is a party or to which any of its assets is subject (collectively, the “Matinas Agreements”). The Matinas Agreements disclosed in the Memorandum are the only material agreements to which Matinas is bound or by which its assets are subject, are accurately described in the Memorandum and are in full force and effect in accordance with their respective terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

(k)          Matinas owns all right, title and interest in, or possesses adequate and enforceable rights to use, all patents, patent applications, trademarks, service marks, copyrights, rights, licenses, franchises, trade secrets, confidential information, processes and formulations necessary for the conduct of its business as now conducted (collectively, the “Intangibles”). To the knowledge of Matinas, Matinas has not infringed upon the rights of others with respect to the Intangibles and, except as disclosed in the Memorandum, Matinas has not received notice that it has or may have infringed or is infringing upon the rights of others with respect to the Intangibles, or any written notice of conflict with the asserted rights of others with respect to the Intangibles. To the knowledge of Matinas, no others have infringed upon the rights of Matinas with respect to the Intangibles. Except as set forth in the Memorandum, none of Matinas’ Intangibles have expired or terminated, or are expected to expire or terminate, within three years from the date of this Agreement.

(1)         Matinas is not a party to any collective bargaining agreement nor does it employ any member of a union. No executive officer of Matinas (as defined in Rule 501(f) of the Act) has notified Matinas that such officer intends to leave Matinas or otherwise terminate such officer's employment with Matinas. No executive officer of Matinas, to the knowledge of Matinas, is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject Matinas to any liability with respect to any of the foregoing matters. Matinas is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Matinas Material Adverse Effect.

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(m)        Subsequent to the respective dates as of which information is given in the Memorandum, Matinas has operated its business in the ordinary course and, except as may otherwise be set forth in the Memorandum, there has been no: (i) Matinas Material Adverse Effect; (ii) transaction otherwise than in the ordinary course of business consistent with past practice; (iii) issuance of any securities (debt or equity) or any rights to acquire any such securities other than pursuant to equity incentive plans approved by its Board of Directors; (iv) damage, loss or destruction, whether or not covered by insurance, with respect to any asset or property of Matinas; or (v) agreement to permit any of the foregoing.

(n)          Except as set forth in the Memorandum, there are no actions, suits, claims, hearings or proceedings pending before any court or governmental authority or, to the knowledge of Matinas, threatened, against Matinas, or involving its assets or any of its officers or directors (in their capacity as such) which, if determined adversely to Matinas or such officer or director, could reasonably be expected to have an Matinas Material Adverse Effect or adversely affect the transactions contemplated by this Agreement or the Merger Agreement (as hereinafter defined) or the enforceability thereof.

(o)          Matinas is not: (i) in violation of its Certificate of Incorporation or By-laws; (ii) in default of any indenture, mortgage, deed of trust, note or other agreement or instrument to which Matinas is a party or by which it is or may be bound or to which any of its assets may be subject, the default of which could reasonably be expected to have an Matinas Material Adverse Effect; (iii) in violation of any statute, rule or regulation applicable to Matinas, the violation of which would have an Matinas Material Adverse Effect; or (iv) in violation of any judgment, decree or order of any court or governmental body having jurisdiction over Matinas and specifically naming Matinas, which violation or violations individually, or in the aggregate, could reasonably be expected to have an Matinas Material Adverse Effect.

(p)          Except as disclosed in the Memorandum, as of the date of this Agreement, no current or former stockholder, director, officer or employee of Matinas, nor, to the knowledge of Matinas, any affiliate of any such person is presently, directly or indirectly through his affiliation with any other person or entity, a party to any loan from Matinas or any other transaction (other than as an employee) with Matinas providing for the furnishing of services by, or rental of any personal property from, or otherwise requiring cash payments to any such person.

(q)          Except as disclosed in the Memorandum, Matinas has filed, on a timely basis, each federal, state, local and foreign tax return, report and declarations that were required to be filed, or has requested an extension therefor and has paid all taxes and all related assessments, charges, penalties and interest to the extent that the same have become due. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of Matinas know of no basis for any such claim. Matinas has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. To Matinas’ knowledge, none of Matinas’ tax returns is presently being audited by any taxing authority. No liens have been filed and no claims are being asserted by or against Matinas with respect to any taxes (other than liens for taxes not yet due and payable). Matinas has not received notice of assessment or proposed assessment of any taxes claimed to be owed by it or any other Person on its behalf. Matinas is not a party to any tax sharing or tax indemnity agreement or any other agreement of a similar nature that remains in effect. Matinas has complied in all material respects with all applicable legal requirements relating to the payment and withholding of taxes and, within the time and in the manner prescribed by law, has withheld from wages, fees and other payments and paid over to the proper governmental or regulatory authorities all amounts required.

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(r)          Neither Matinas, nor any director, officer, agent, employee or other Person acting on behalf of Matinas has, in the course of its actions for, or on behalf of, Matinas (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(s)          Matinas is not obligated to pay, and has not obligated the Placement Agent to pay, a finder’s or origination fee in connection with the Offering (other than to the Placement Agent), and hereby agrees to indemnify the Placement Agent from any such claim made by any other person as more fully set forth in Section 8 hereof. Matinas has not offered for sale or solicited offers to purchase the Units except for negotiations with the Placement Agent.

(t)          Until the earlier of (i) the Termination Date and (ii) the Final Closing (as hereinafter defined), Matinas will not issue any press release, grant any interview, or otherwise communicate with the media in any manner whatsoever with respect to the Offering without the Placement Agent’s prior consent, which consent will not unreasonably be withheld, delayed or conditioned.

(u)          For the benefit of the Placement Agent, Matinas hereby incorporates by reference all of the representations and warranties contained in Article III, and its covenants contained in Article V, of that certain Agreement and Plan of Merger and Reorganization to be entered into prior to the Closing by and among Newco, Matinas and Matinas Merger Sub, Inc. (the “Merger Agreement”), in each case with the same force and effect as if specifically set forth herein.

(v)         No representation or warranty contained in Section 2 of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein not misleading in the context of such representations and warranties.

2A.           Representations. Warranties and Covenants of Newco. The representations and warranties of Newco (as used in this Section 2A, “Newco” refers to Matinas BioPharma Holdings, Inc. and its subsidiaries) contained in this Section 2A are true and correct as of the date of this Agreement.

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(a)          The Memorandum has been prepared in conformity with all applicable laws, and is in compliance in all material respects with Regulation D, the Act and the requirements of all other Regulations of the SEC relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Placement Agent notifies Newco that the Units are to be offered and sold excluding any foreign jurisdictions. The Units will be offered and sold pursuant to the registration exemptions provided by Regulation D and Section 4(2) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those United States jurisdictions in which the Placement Agent notifies Newco that the Units are being offered for sale. None of Newco, its affiliates, or any person acting on its or their behalf (other than the Placement Agent, its affiliates or any person acting on its behalf, in respect of which no representation is made) has taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Rule 506 of Regulation D or Section 4(2) of the Act, or knows of any reason why any such exemption would be otherwise unavailable to it. None of Newco, its predecessors or affiliates has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Section 503 of Regulation D. Except for issuances of securities of Newco to its founders in connection with its formation, Newco has not, for a period of six months prior to the commencement of the offering of Units, sold, offered for sale or solicited any offer to buy any of its securities in a manner that would be integrated with the offer and sale of the Units pursuant to this Agreement, would cause the exemption from registration set forth in Rule 506 of Regulation D to become unavailable with respect to the offer and sale of the Units pursuant to this Agreement in the United States.

(b)          Newco is duly organized and validly existing in good standing under the laws of the jurisdiction in which it was formed, and has the requisite power and authority to own its properties and to carry on its business as now being conducted. Newco is not a party to any joint venture and does not directly or indirectly own or hold capital stock or an equity or similar interest in any entity. Newco is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Newco Material Adverse Effect. As used in this Agreement, “Newco Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations or condition (financial or otherwise) of Newco, taken as a whole, or on the transactions contemplated hereby and the other Newco Transaction Documents (as defined below) or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of Newco to perform its obligations under the Newco Transaction Documents (as defined below). Except as set forth in the Memorandum, Newco owns, directly or indirectly, all of the capital stock or other equity interests of each subsidiary free and clear of any liens (other than Permitted Encumbrances), and all the issued and outstanding securities of capital stock of each subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. “Permitted Encumbrances” shall means (a) mechanic’s, materialmen’s, and similar liens, securing payment of sums not yet due and payable and for which an appropriate reserve has been established, (b) liens for taxes not yet delinquent or for taxes that the taxpayer is contesting in good faith through appropriate proceedings and for which an appropriate reserve has been established in the financial statements of such taxpayer, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the ordinary course of business and not incurred in connection with the borrowing of money.

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(c)          As to Newco only, the Memorandum does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading: provided, however, the foregoing does not apply to any statements or omissions made solely in reliance on and in conformity with written information furnished to Newco by Matinas or the Placement Agent specifically for use in the preparation thereof. To the knowledge of Newco, none of the statements, documents, certificates or other items made, prepared or supplied by Newco with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made. There is no fact which Newco has not disclosed in the Memorandum and of which Newco is aware that materially adversely affects or that could reasonably be expected to have a Newco Material Adverse Effect. Notwithstanding anything to the contrary herein, Newco makes no representation or warranty with respect to any estimates, projections and other forecasts and plans (including the reasonableness of the assumptions underlying such estimates, projections and other forecasts and plans) that may have been delivered to the Placement Agent or its representatives by Newco, except that such estimates, projections and other forecasts and plans have been prepared in good faith on the basis of assumptions stated therein, which assumptions were believed to be reasonable at the time of such preparation.

(d)          Newco has all requisite corporate power and authority to conduct its business as presently conducted and as proposed to be conducted (as described in the Memorandum), to enter into and perform its obligations under this Agreement, the Subscription Agreement, the Registration Rights Agreement, and the other agreements contemplated hereby (this Agreement, the Subscription Agreement, the Registration Rights Agreement and the other agreements contemplated hereby that Newco is executing and delivering hereunder are collectively referred to herein as the “Newco Transaction Documents”) and subject to necessary Board and stockholder approvals, to issue, sell and deliver the Units, the shares of Common Stock underlying the Units, and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), the Agent Warrants (as defined in Section 3(b)) and the Agent Warrant Shares (as defined in Section 3(b)). Prior to the First Closing, each of the Newco Transaction Documents will have been duly authorized. This Agreement has been duly authorized, executed and delivered and constitutes, and each of the other Newco Transaction Documents, upon due execution and delivery, will constitute, valid and binding obligations of Newco, enforceable against Newco in accordance with their respective terms (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect related to laws affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of Newco’s obligations to provide indemnification and contribution remedies under the securities laws and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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(e)          None of the execution and delivery of, or performance by Newco under this Agreement or any of the other Newco Transaction Documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of Newco under any agreement or other instrument to which Newco is a party or by which Newco or its assets may be bound, or any term of the certificate of incorporation or by-laws of Newco, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to Newco or any of its assets, except in the case of a conflict, violation, lien, charge or other encumbrance (except with respect to Newco’s certificate of incorporation or by-laws) which would not, or could not reasonably be expected to, have a Newco Material Adverse Effect.

(f)          As of the date of the First Closing, Newco will have the authorized and outstanding capital stock as set forth under the heading “Capitalization” in the Memorandum. All outstanding shares of capital stock of Newco are duly authorized, validly issued and outstanding, fully paid and nonassessable. Except as described in the Memorandum, as of the date of the First Closing: (i) there will be no outstanding options, stock subscription agreements, warrants or other rights permitting or requiring Newco or others to purchase or acquire any shares of capital stock or other equity securities of Newco or to pay any dividend or make any other distribution in respect thereof; (ii) there will be no securities issued or outstanding which are convertible into or exchangeable for any of the foregoing and there are no contracts, commitments or understandings, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) no shares of stock or other securities of Newco are reserved for issuance for any purpose; (iv) there will be no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind with respect to the ownership, voting or transfer of shares of stock or other securities of Newco, including, without limitation, any preemptive rights, rights of first refusal, proxies or similar rights, and (v) no person holds a right to require Newco to register any securities of Newco under the Act or to participate in any such registration. As of the date of the First Closing, the issued and outstanding shares of capital stock of Newco will conform in all material respects to all statements in relation thereto contained in the Memorandum and the Memorandum describes all material terms and conditions thereof. All issuances by Newco of its securities have been, at the times of their issuance, exempt from registration under the Act and any applicable state securities laws.

(g)          Immediately prior to the First Closing, the shares of Common Stock underlying the Units, the Warrants, the Warrant Shares, the Agent Warrants and the Agent Warrant Shares will have been duly authorized and, when issued and delivered against payment therefor as provided in the Newco Transaction Documents, will be validly issued, fully paid and nonassessable. No holder of any of the shares of Common Stock underlying the Units, the Warrants, the Warrant Shares, the Agent Warrants or the Agent Warrant Shares will be subject to personal liability solely by reason of being such a holder, and except as described in the Memorandum, none of the shares of Common Stock underlying the Units, the Warrants, the Warrant Shares, the Agent Warrants or the Agent Warrant Shares are subject to preemptive or similar rights of any stockholder or security holder of Newco or an adjustment under the antidilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of Newco. Immediately prior to the First Closing, a sufficient number of authorized but unissued shares of Common Stock will have been reserved for issuance upon the exercise of the Warrants and the Agent Warrants.

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(h)          No consent, authorization or filing of or with any court or governmental authority is required in connection with the issuance or the consummation of the transactions contemplated herein or in the other Newco Transaction Documents, except for required filings with the SEC and the applicable state securities commissions relating specifically to the Offering (all of which filings will be duly made by, or on behalf of, Newco), other than those which are required to be made after the First Closing (all of which will be duly made on a timely basis).

(i)          Subsequent to the respective dates as of which information is given in the Memorandum, Newco has operated its business in the ordinary course and, except as may otherwise be set forth in the Memorandum, there has been no: (i) Newco Material Adverse Effect; (ii) transaction otherwise than in the ordinary course of business consistent with past practice; (iii) issuance of any securities (debt or equity) or any rights to acquire any such securities other than pursuant to equity incentive plans approved by its Board of Directors; (iv) damage, loss or destruction, whether or not covered by insurance, with respect to any asset or property of Newco; or (v) agreement to permit any of the foregoing.

(j)          Except as set forth in the Memorandum, there are no actions, suits, claims, hearings or proceedings pending before any court or governmental authority or, to the knowledge of Newco, threatened, against Newco, or involving its assets or any of its officers or directors (in their capacity as such) which, if determined adversely to Newco or such officer or director, could not reasonably be expected to have a Newco Material Adverse Effect or adversely affect the transactions contemplated by this Agreement or the Merger Agreement or the enforceability thereof.

(k)          Newco is not obligated to pay, and has not obligated the Placement Agent to pay, a finder’s or origination fee in connection with the Offering (other than to the Placement Agent), and hereby agrees to indemnify the Placement Agent from any such claim made by any other person as more fully set forth in Section 8 hereof. Newco has not offered for sale or solicited offers to purchase the Units except for negotiations with the Placement Agent. Except as set forth in the Memorandum, no other person has any right to participate in any offer, sale or distribution of Newco’s securities to which the Placement Agent’s rights, described herein, shall apply.

(1)         Neither the sale of the Units by Newco nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, Newco is not (a) a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) a person who engages in any dealings or transactions, or be otherwise associated, with any such person. Newco and its subsidiaries, if any, are in compliance, in all material respects, with the USA Patriot Act of 2001 (signed into law October 26, 2001).

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(m)          Until the earlier of (i) the Termination Date and (ii) the Final Closing (as hereinafter defined), Newco will not issue any press release, grant any interview, or otherwise communicate with the media in any manner whatsoever with respect to the Offering without the Placement Agent’s prior consent, which consent will not unreasonably be withheld, delayed or conditioned.

(n)          Newco is in the process of establishing internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(o)          Newco is in the process of establishing “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934 (the “Exchange Act”)), which (i) are designed to ensure that material information relating to Newco is made known to Newco’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, and (ii) such disclosure controls and procedures are effective to perform the functions for which they were established. Newco is not aware of any fraud, whether or not material, that involves management or other employees who have a role in Newco’s internal controls.

(p)          For the benefit of the Placement Agent, Newco hereby incorporates by reference all of the representations and warranties contained in Article IV, and its covenants contained in Article V, of the Merger Agreement, in each case with the same force and effect as if specifically set forth herein.

(q)          Until the earlier of (i) the Termination Date and (ii) the Final Closing (as hereinafter defined), Newco will not issue any press release, grant any interview, or otherwise communicate with the media in any manner whatsoever with respect to the Offering without the Placement Agent’s prior consent, which consent will not unreasonably be withheld, delayed or conditioned.

(r)          No representation or warranty contained in Section 2A of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein not misleading in the context of such representations and warranties.

2B.           Representations, Warranties and Covenants of Placement Agent. The Placement Agent hereby represents and warrants to Matinas and Newco that the following representations and warranties are true and correct as of the date of this Agreement:

(a)          The Placement Agent is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

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(b)          This Agreement has been duly authorized, executed and delivered by the Placement Agent, and upon due execution and delivery by Matinas and Newco, this Agreement will be a valid and binding agreement of the Placement Agent enforceable against it in accordance with its terms, except as may be limited by principles of public policy and, as to enforceability, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditor’s rights from time to time in effect and subject to general equity principles.

(c)          The Placement Agent is a member of FINRA and is registered as a broker-dealer under the Exchange Act, and under the securities acts of each state into which it is making offers or sales of the Units. None of the Placement Agent or its affiliates, or any person acting on behalf of the foregoing (other than Newco, Matinas, its or their affiliates or any person acting on its or their behalf, in respect of which no representation is made) has taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Rule 506 of Regulation D or Section 4(2) of the Act, or knows of any reason why any such exemption would be otherwise unavailable to it.

3.          Placement Agent Compensation.

(a)          In connection with the Offering, the Company will pay at each Closing a cash fee (the “Agent Cash Fee”) to the Placement Agent equal to 10% of the gross proceeds from the sale of the Units consummated at such Closing.

(b)          As additional compensation at each Closing the Company will issue to the Placement Agent (or its designee(s)) for nominal consideration, warrants (the “Agent Warrants;” the Agent Cash Fee and Agent Warrants are sometimes referred to herein collectively as “Agent Compensation”) to purchase shares of Common Stock (the shares of Common Stock issuable upon exercise of the Agent Warrants are hereinafter referred to as the “Agent Warrant Shares” and the Agent Warrants and the Agent Warrant Shares are collectively referred to as the “Agent Securities”). The Agent Warrants shall be exercisable for that number of shares of Common Stock equaling 10% of the number of shares of Common Stock (i) included in the Units at an exercise price of $1.00 per share and (ii) issuable upon exercise of the Warrants at an exercise price of $2.00 per share (the “Agent Warrants”). The Agent’s Warrants shall be exercisable until the date that is five (5) years after the First Closing, shall contain immediate cashless exercise provisions and shall not be callable by the Company.

(c)          At each Closing, the Company will pay the Placement Agent a non- accountable expense allowance equal to 3% of the gross proceeds from the sale of the Units consummated at such Closing (the “Agent Expense Allowance”). The Placement Agent will not bear any of Newco’s or Matinas’s respective legal, accounting, printing or other expenses in connection with any transaction contemplated hereby.

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(d)          (i)           In the event that (A) this Agreement is terminated prior to the First Closing (as defined below) or (B) following the First Closing and the Company completes a Subsequent Financing (as defined below) without engaging a placement agent or underwriter, then the Company shall also pay and issue to the Placement Agent, the Agent Compensation calculated according to the percentages set forth in Sections 3(a) and (b) of this Agreement solely with respect to the Tail Investors (as defined below), if any person or entity contacted by the Placement Agent during the Offering Period (other than existing shareholders of Matinas) and with whom the Placement Agent has discussions regarding a potential investment in the Offering, invests in the Company in such Subsequent Financing (other than through open market purchases) (the “Tail Investors”) at any time prior to the date that is eighteen (18) months after the Termination Date. The names of potential Tail Investors shall be provided in writing by the Placement Agent to the Company within ten (10) days following the Termination Date or the Final Closing (the “Tail Investor List”) and the failure to deliver such Tail Investor List shall nullify this Section 3(d). It is hereby agreed that, if the First Closing occurs, the written lists of investors utilized to effect each Closing shall, in the aggregate, constitute the Tail Investor List. The Company acknowledges and agrees that the Tail Investor List is proprietary to the Placement Agent, shall be maintained in strict confidence by the Company and those persons/entities on such list shall not be contacted by the Company without the Placement Agent’s prior written consent; provided, however that such restrictions shall not apply to ordinary course stockholder communications by the Company to its stockholders, including those Tail Investors that are stockholders of the Company.

(ii)         In the event that the First Closing occurs and the Placement Agent does not elect to exercise the ROFR set forth in Section 3(f) in connection with a follow-on financing by the Company that occurs at any time during the ROFR Term (as defined below) (the “Subsequent Financing”), then the Company shall pay to the Placement Agent, solely with respect to the Tail Investors that invest in such Subsequent Financing, (i) 50% of the cash compensation payable to any other investment bank or other agent retained by the Company in lieu of the Placement Agent (the “Replacement Agent”) solely with respect to the Tail Investors and (ii) 50% of any warrants or other compensation to be paid to the Replacement Agent, solely with respect to the Tail Investors. The fees payable pursuant to this clause (ii) shall only be payable to the Placement Agent if the Company completes the Subsequent Financing and shall be payable at each closing of such Subsequent Financing with respect to Tail Investors who invested at such closing. In addition, the Company shall not be obligated to pay any fees to the Placement Agent pursuant to this clause (ii) for (A) any financing by the Company following the initial Subsequent Financing, (B) any securities sold in the Subsequent Financing to any institutional investor (even if such institutional investor is a Tail Investor) and (C) any Subsequent Financing that is completed as an underwritten public offering.

(e)          In the event the Company elects to redeem the Warrants pursuant to the provisions thereto, the Placement Agent will be engaged as exclusive warrant solicitation agent at least 20 calendar days prior to the time notice of redemption is delivered to holders of Warrants. The engagement letter will provide for the payment to the Placement Agent of, inter alia, a cash fee of 5% of the exercise price for each Warrant exercised by a Warrant holder that has been solicited by the Placement Agent following a redemption notice.

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(f)          Effective as of the First Closing, the Company hereby grants to the Placement Agent, for a period of twelve (12) months following the Final Closing (the “ROFR Term”), the irrevocable preferential right of first refusal to act as lead placement agent or underwriter for any proposed private or public offering of the Company’s securities (equity or debt) by the Company. In that regard, it is understood that if the Company determines to pursue a financing during the ROFR Term and wishes to engage a placement agent or underwriter, the Company shall promptly provide the Placement Agent with a written notice of such intention (the “Notice”). If, within ten (7) business days of the receipt of the Notice, the Placement Agent does not accept in writing such offer to act as lead placement agent or underwriter with respect to such offering, then the Company shall be entitled to engage a placement agent or underwriter other than the Placement Agent; provided that the terms of the compensation to be paid to such other placement agent or underwriter are not materially less favorable to the Company than the terms included in the Notice. The Placement Agent’s failure to exercise its ROFR pursuant to this clause (f) with respect to a particular offering shall result in the immediate termination of this clause (f).

(g)          For a period of two (2) years from the First Closing, the Company hereby grants the Placement Agent the right to appoint one (1) member of the Company’s board of directors (the “Aegis Director”). The initial Aegis Director shall be Adam Stern, who shall be appointed to the Board of Directors at the First Closing, with any successor Aegis Director chosen by the Placement Agent to be subject to the reasonable approval of the Company. The Aegis Director shall be entitled to the same indemnification and director compensation (if any) as any other director of the Company and shall be subject to removal on the same terms as any other director of the Company.

(h)          At the First Closing, the Company and the Placement Agent shall enter into a Consulting Agreement (the “Consulting Agreement”) pursuant to which the Placement Agent shall render financial advisory services to the Company during the 12-month term of the Consulting Agreement in return for a fee of $20,000 per month.

(i)          The provisions of Sections 3(d), 3(f) and 3(g) of this Agreement shall terminate immediately upon the termination of Adam Stern’s employment with the Placement Agent.

4.          Subscription and Closing Procedures.

(a)          Matinas and Newco shall cause to be delivered to the Placement Agent copies of the Memorandum and have each consented, and hereby consent, to the use of such copies for the purposes permitted by the Act and applicable securities laws and in accordance with the terms and conditions of this Agreement, and hereby each authorize the Placement Agent and its agents and employees to use the Memorandum in connection with the sale of the Units until the earlier of (i) the Termination Date or (ii) the Final Closing, and no person or entity is or will be authorized to give any information or make any representations other than those contained in the Memorandum or to use any offering materials other than those contained in the Memorandum in connection with the sale of the Units.

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(b)          Matinas and Newco shall make available to the Placement Agent and its representatives such information as may be reasonably requested in making a reasonable investigation of Matinas and Newco and their respective affairs and shall provide access to such employees during normal business hours as shall be reasonably requested by the Placement Agent.

(c)          Each prospective purchaser will be required to complete and execute an original omnibus signature page, for each of the Subscription Agreement and the Registration Rights Agreement (the “Subscription Documents”), which will be forwarded or delivered to the Placement Agent at the Placement Agent’s offices at the address set forth in Section 12 hereof, together with the subscriber’s wire transfer in the full amount of the purchase price for the number of Units desired to be purchased, subject to the Placement Agent’s right to accept a check in lieu of a wire transfer.

(d)          All funds for subscriptions received from the Offering will be promptly forwarded by the Placement Agent and deposited into a non-interest bearing escrow account (the “Escrow Account”) established for such purpose with Signature Bank (the “Escrow Agent”). All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of an escrow agreement among Newco, Matinas, the Placement Agent and the Escrow Agent. The Company will pay all reasonable fees related to the establishment and maintenance of the Escrow Account. Subject to the receipt of subscriptions for the Minimum Amount, the Company will either accept or reject, for any or no reason, the Subscription Documents in a timely fashion and at each Closing Newco and Matinas will countersign the Subscription Documents and provide duplicate copies of such documents to the Placement Agent for distribution to the subscribers. The Company, or the Placement Agent on the Company’s behalf, will promptly return to subscribers incomplete, improperly completed, improperly executed and rejected subscriptions and give written notice thereof to the Placement Agent upon such return.

(e)          If subscriptions for at least the Minimum Amount have been accepted prior to the Termination Date, the funds therefor have been collected by the Escrow Agent and all of the conditions set forth elsewhere in this Agreement are fulfilled, a closing shall be held promptly with respect to Units sold (the “First Closing”). Thereafter remaining Units will continue to be offered and sold until the Termination Date and additional closings (each a “Closing”) may from time to time be conducted at times mutually agreed to between the Placement Agent and the Company with respect to additional Units sold, with the final closing (“Final Closing”) to occur within 10 days after the earlier of the Termination Date and the date on which the all Units has been fully subscribed for. Delivery of payment for the accepted subscriptions for Units from funds held in the Escrow Account will be made at each Closing against delivery of the Shares and Warrants by the Company. Executed certificates for the Common Stock, Warrants and the Placement Agent Warrants will be in such authorized denominations and, with respect to investors located by the Placement Agent, will be registered in such names as the Placement Agent may request and will be made available to the Placement Agent for checking and packaging at the Placement Agent’s office at each Closing or within ten (10) business days following a Closing.

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(f)          If Subscription Documents for the Minimum Amount have not been received and accepted by the Company on or before the Termination Date for any reason, the Offering will be terminated, no Units will be sold, and the Escrow Agent will, at the request of the Placement Agent, cause all monies received from subscribers for the Units to be promptly returned to such subscribers without interest, penalty, expense or deduction.

5.          Further Covenants. Matinas and Newco hereby covenant and agree that:

(a)          Except upon prior written notice to the Placement Agent, neither Matinas nor Newco shall, at any time prior to the Final Closing, knowingly take any action which would cause any of the representations and warranties made by it in this Agreement not to be complete and correct in all material respects on and as of each Closing Date with the same force and effect as if such representations and warranties had been made on and as of each such date (except to the extent any representation or warranty relates to an earlier date).

(b)          If, at any time prior to the Final Closing, any event shall occur that causes (i) a Matinas Material Adverse Effect or (ii) a Newco Material Adverse Effect, either of which as a result it becomes necessary to amend or supplement the Memorandum so that the representations and warranties herein remain true and correct in all material respects, or in case it shall be necessary to amend or supplement the Memorandum to comply with Regulation D or any other applicable securities laws or regulations, either Matinas or Newco, as applicable, will promptly notify the Placement Agent and shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements in such quantities as the Placement Agent may reasonably request. Neither Matinas nor Newco will at any time before the Final Closing prepare or use any amendment or supplement to the Memorandum of which the Placement Agent will not previously have been advised and furnished with a copy, or which is not in compliance in all material respects with the Act and other applicable securities laws. As soon as Matinas or Newco is advised thereof, Matinas or Newco, as applicable, will advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Memorandum, or the suspension of any exemption for such qualification or registration thereof for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and Matinas and Newco, as applicable, will use their reasonable best efforts to prevent the issuance of any such order and, if issued, to obtain as soon as reasonably possible the lifting thereof.

(c)          Matinas and Newco shall comply with the Act, the Exchange Act and the rules and regulations thereunder, all applicable state securities laws and the rules and regulations thereunder in the states in which Placement Agent's Blue Sky counsel has advised the Placement Agent, Matinas and/or Newco that the Units are qualified or registered for sale or exempt from such qualification or registration, so as to permit the continuance of the sales of the Units, and will file or cause to be filed with the SEC, and shall promptly thereafter forward or cause to be forwarded to the Placement Agent, any and all reports on Form D as are required.

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(d)          Newco shall use best efforts to qualify the Units for sale under the securities laws of such jurisdictions in the United States as may be mutually agreed to by Matinas, Newco and the Placement Agent, and Newco will make or cause to be made such applications and furnish information as may be required for such purposes, provided that Newco will not be required to qualify as a foreign corporation in any jurisdiction or execute a general consent to service of process. Newco will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request with respect to the Offering.

(e)          The Company shall place a legend on the certificates representing the Shares, Warrants and the Agent Warrants that the securities evidenced thereby have not been registered under the Act or applicable state securities laws, setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Act and applicable state laws.

(f)          The Company shall apply the net proceeds from the sale of the Units for the purposes substantially as described under the “Use of Proceeds” section of the Memorandum. Except as set forth in the Memorandum, the Company shall not use any of the net proceeds of the Offering to repay indebtedness to officers (other than accrued salaries incurred in the ordinary course of business), directors or stockholders of the Company without the prior written consent of the Placement Agent.

(g)          During the Offering Period, Matinas or Newco, as applicable, shall afford each prospective purchaser of Units the opportunity to ask questions of and receive answers from an officer of Matinas or Newco concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Memorandum to the extent Matinas or Newco possesses such information or can acquire it without unreasonable expense.

(h)          Except with the prior written consent of the Placement Agent, Matinas and Newco shall not, at any time prior to the earlier of the Final Closing or the Termination Date, except as contemplated by the Memorandum (i) engage in or commit to engage in any transaction outside the ordinary course of business as described in the Memorandum, (ii) issue, agree to issue or set aside for issuance any securities (debt or equity) or any rights to acquire any such securities, (iii) incur, outside the ordinary course of business, any material indebtedness, (iv) dispose of any material assets, (v) make any material acquisition or (vi) change its business or operations.

(i)          The Company shall pay all reasonable expenses incurred in connection with the preparation and printing of all necessary offering documents and instruments related to the Offering and the issuance of the Shares, the Warrants and the Agent Warrants and will also pay the Company’s own expenses for accounting fees, legal fees and other costs involved with the Offering. The Company will provide at its own expense such quantities of the Memorandum and other documents and instruments relating to the Offering as the Placement Agent may reasonably request. All Blue Sky filings shall be prepared by the Company’s counsel at the Company’s expense. Further, as promptly as practicable after the Closing, the Company shall prepare, at its own expense, velobound "closing binders" relating to the Offering and will distribute one such binder to each of the Placement Agent and its counsel.

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(j)          Until the earlier of the Termination Date or the Final Closing, neither Matinas nor Newco nor any person or entity acting on such persons’ behalf will negotiate with any other placement agent or underwriter with respect to a private or public offering of such entity’s debt or equity securities. Neither Matinas nor Newco nor anyone acting on such persons’ behalf will, until the earlier of the Termination Date or the Final Closing, without the prior written consent of the Placement Agent, offer for sale to, or solicit offers to subscribe for Shares from, or otherwise approach or negotiate in respect thereof with, any other person.

6.          Conditions of Placement Agent’s Obligations. The obligations of the Placement Agent hereunder to effect a Closing are subject to the fulfillment, at or before each Closing, of the following additional conditions:

(a)          Each of the representations and warranties made by Matinas and Newco qualified as to materiality shall be true and correct at all times prior to and on each Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and the representations and warranties made by Matinas and Newco not qualified as to materiality shall be true and correct in all material respects at all times prior to and on each Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

(b)          Matinas and Newco shall have performed and complied in all material respects with all agreements, covenants and conditions required to be performed and complied with by it at or before the Closing.

(c)          The Memorandum did not, and as of the date of any amendment or supplement thereto will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          No order suspending the use of the Memorandum or enjoining the Offering or sale of the Units shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the best of Matinas’ and Newco’s knowledge, be contemplated or threatened.

(e)          The Placement Agent shall have received a certificate of the Chief Executive Officer of each of Matinas and Newco, dated as of the Closing Date, certifying, as to the fulfillment of the conditions set forth in subparagraphs (a), (b), (c) and (d) above.

(f)          Matinas and Newco shall have delivered to the Placement Agent: (i) a certified charter document and good standing certificate, each dated as of a date within 10 days prior to the Closing Date from the secretary of state of its jurisdiction of incorporation; and (ii) resolutions of Matinas's and Newco's Board of Directors approving this Agreement and the transactions and agreements contemplated by this Agreement, the Merger Agreement and the Memorandum, certified by the Chief Executive Officer of Matinas and Newco, and (iii) resolutions of Matinas's and Matinas Acquisition Corp.’s Board of Directors and shareholders approving the Merger Agreement and the transactions and agreements contemplated by the Merger Agreement.

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(g)          At each Closing, the Company shall pay and/or issue to the Placement Agent the Agent Compensation and Agent Expense Allowance earned in such Closing.

(h)          Matinas shall deliver to the Placement Agent a signed opinion of Lowenstein Sandler LLP, counsel to Matinas, dated as of the Closing Date, substantially in the form annexed hereto as Exhibit A-l. Newco shall deliver to the Placement Agent a signed opinion of Fox Rothschild LLP, counsel to Newco, dated as of the Closing Date, substantially in the form annexed hereto as Exhibit A-2.

(i)          All proceedings taken at or prior to the Closing in connection with the authorization, issuance and sale of the Shares, the Warrants and the Agent Warrants will be reasonably satisfactory in form and substance to the Placement Agent and its counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as it may reasonably request upon reasonable prior notice in connection with the transactions contemplated hereby.

(j)          The Merger per the terms of the Merger Agreement shall have been consummated.

(k)          Lock-up agreements with all of Matinas’ existing officers and directors and with all of Matinas’ and Newco’s stockholders who own in the aggregate 5% of the fully- diluted ownership of Matinas and/or Newco prior to the First Closing, in form and substance reasonably acceptable to the Placement Agent and consistent with the terms set forth in the Memorandum, shall have been executed and delivered to the Placement Agent.

(1)         At the First Closing the Company shall duly execute and deliver to the Placement Agent the Consulting Agreement.

7.          Conditions of Newco’s and Matinas’s Obligations. The obligations of Newco and Matinas hereunder to effect a Closing are subject to the fulfillment, at or before each Closing, of the following additional condition that each of the representations and warranties made by Placement Agent herein are true and correct as of each Closing Date.

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8.          Indemnification.

(a)          Newco and Matinas severally if the Merger does not occur, and jointly and severally following the consummation of the Merger, will: (i) indemnify and hold harmless the Placement Agent, its agents and their respective officers, directors, employees, selected dealers and each person, if any, who controls the Placement Agent within the meaning of the Section 15 of the Act or Section 20(a) of the Exchange Act and such selected dealers (each an “Indemnitee” or a "Placement Agent Party") against, and pay or reimburse each Indemnitee for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which will, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees, including appeals), to which any Indemnitee may become subject (x) under the Act or otherwise, in connection with the offer and sale of the Units and (y) as a result of the breach of any representation, warranty or covenant made by either Matinas or Newco herein, regardless of whether such losses, claims, damages, liabilities or expenses shall result from any claim by any Indemnitee or by any third party; and (ii) reimburse each Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, action, proceeding or investigation; provided,  however, that Newco and Matinas will not be liable in any such case to the extent that any such claim, damage or liability is finally judicially determined to have resulted exclusively from (A) an untrue statement or alleged untrue statement of a material fact made in the Memorandum, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, made solely in reliance upon and in conformity with written information furnished to Newco and/or Matinas by the Placement Agent specifically for use in the Memorandum or (B) any violations by the Placement Agent of the Act or state securities laws which does not result from a violation thereof by Matinas, Newco, or any of their respective affiliates. In addition to the foregoing agreement to indemnify and reimburse, Newco and Matinas jointly and severally will indemnify and hold harmless each Indemnitee against any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees, including appeals) to which any Indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker’s or finder’s fees from any Indemnitee in connection with the Offering, other than fees due to the Placement Agent. The foregoing indemnity agreements will be in addition to any liability Newco and Matinas may otherwise have.

(b)          The Placement Agent will indemnify and hold harmless Newco and Matinas, their respective officers, directors, and each person, if any, who controls such entity Section 15 of the Act or Section 20(a) of the Exchange Act against, and pay or reimburse any such person for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions, proceedings or investigations in respect thereof) to which Newco or Matinas or any such person may become subject under the Act or otherwise, whether such losses, claims, damages, liabilities or expenses shall result from any claim of Newco, Matinas or any such person who controls Newco or Matinas within the meaning of the Act or by any third party, but only to the extent that such losses, claims, damages or liabilities are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Memorandum made in reliance upon and in conformity with information contained in the Memorandum relating to the Placement Agent, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in either case, if made or omitted in reliance upon and in conformity with written information furnished to Newco or Matinas by the Placement Agent, specifically for use in the preparation thereof or (ii) any violations by the Placement Agent of the Act or state securities laws which does not result from a violation thereof by Matinas, Newco, or any of their respective affiliates. The Placement Agent will reimburse the Company or any such person for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action, proceeding or investigation to which such indemnity obligation applies. The foregoing indemnity agreements are in addition to any liability which the Placement Agent may otherwise have.

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(c)          Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, claim, proceeding or investigation (the “Action”), such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under this Section 8 unless the indemnifying party has been substantially prejudiced by such omission. The indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party. The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party, provided, however, that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be specific defenses available to it that are different from or additional to those available to the indemnifying party or that such Action involves or could have a material adverse effect upon it with respect to matters beyond the scope of the indemnity agreements contained in this Agreement, then the counsel representing it, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf and in such case the reasonable fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party. No settlement of any Action against an indemnified party will be made without the consent of the indemnifying party and the indemnified party, which consent shall not be unreasonably withheld, delayed or conditioned in light of all factors of importance to such party, and no indemnifying party shall be liable to indemnify any person for any settlement of any such claim effected without such indemnifying party’s consent.

9.          Contribution. To provide for just and equitable contribution, if: (i) an indemnified party makes a claim for indemnification pursuant to Section 8 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal that such claims for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case; or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total Agent Cash Fees received by the Placement Agent. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 9. No person guilty of a fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls the Placement Agent within the meaning of the Act will have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of the Act will have the same rights to contribution as the Company, subject in each case to the provisions of this Section 9. Anything in this Section 9 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 9 is intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.

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10.         Termination.

(a)          The Offering may be terminated by the Placement Agent at any time prior to the expiration of the Offering Period in the event that: (i) any of the representations, warranties or covenants of Matinas contained herein or in the Memorandum shall prove to have been false or misleading in any material respect when actually made; (ii) Matinas shall have failed to perform any of its material obligations hereunder or under any other Matinas Transaction Document, Newco Transaction Document or any other transaction document; (iii) there shall occur any event, within the control of Matinas that could materially adversely affect the transactions contemplated hereunder or the ability of Matinas to perform hereunder; or (iv) the Placement Agent determines that it is reasonably likely that any of the conditions to Closing set forth herein will not, or cannot, be satisfied. In the event of any such termination by the Placement Agent pursuant to clauses (i), (ii) or (iii) of this Section 10(a), the Placement Agent shall be entitled to receive from Matinas, within five (5) business days of the Termination Date, in addition to other rights and remedies it may have hereunder, at law or otherwise, an amount equal to the sum of $50,000, which amount shall be offset by the $30,000 Matinas advanced to legal counsel for the Placement Agent (collectively, the “Termination Amount”). In the event of a termination by the Placement Agent under Section 10(a)(iv), the Placement Agent shall not be entitled to any further compensation pursuant to these termination provisions.

(b)          This Offering may be terminated by Matinas at any time prior to the expiration of the Offering Period (i) in the event that the Placement Agent shall have failed to perform any of its material obligations hereunder or (ii) on account of the Placement Agent’s fraud, illegal or willful misconduct or gross negligence. In the event of any such termination pursuant to this Section 10(b), the Placement Agent shall not be entitled to any further compensation pursuant to these termination provisions and Sections 3(d), (e), (f) and (g) shall also terminate.

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(c)          In the event Matinas unilaterally decides for any reason (other than pursuant to Section 10(b) above or Section 10(d) below) to terminate the Offering at any time prior to the First Closing (the “Unilateral Termination”), the Placement Agent shall be entitled to receive from Matinas the Termination Amount.

(d)          This Offering may be terminated upon mutual agreement of Newco, Matinas and the Placement Agent at any time prior to the expiration of the Offering Period. In addition, upon the expiration of the Offering Period, the Offering shall terminate without any further action of the parties hereto. If the Offering is terminated pursuant to this Section 10(d), then in cases in which no Closing had been theretofore consummated, each party shall pay its own respective expenses.

(e)          Before any termination by the Placement Agent under Section 10(a) or by Matinas under Section 10(b) shall become effective, the terminating party shall give written notice to the other party of its intention to terminate the Offering (the “Termination Notice”). The Termination Notice shall specify the grounds for the proposed termination. If the specified grounds for termination, or their resulting adverse effect on the transactions contemplated hereby, are curable, then the other party shall have ten (10) days from the Termination Notice within which to remove such grounds or to eliminate all of their material adverse effects on the transactions contemplated hereby; otherwise, the Offering shall terminate.

(f)          Upon any termination pursuant to this Section 10, the Placement Agent and the Company will instruct Escrow Agent to cause all monies received with respect to the subscriptions for Units not accepted by the Company to be promptly returned to such subscribers without interest, penalty or deduction.

11.         Survival.

(a)          The obligations of the parties to pay any costs and expenses hereunder and to provide indemnification and contribution as provided herein shall survive any termination hereunder. In addition, the provisions of Sections 3(d), and 8 through 16 shall survive the sale of the Units or any termination of the Offering hereunder.

(b)          The respective indemnities, covenants, representations, warranties and other statements of Newco, Matinas and the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of, and regardless of any access to information by, Newco, Matinas or the Placement Agent, or any of their officers or directors or any controlling person thereof, and will survive the sale of the Units or any termination of the Offering hereunder for a period of four years from the earlier to occur of the Final Closing or the termination of the Offering.

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12.         Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered personally, or the date mailed if mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address which shall be effective upon receipt) or sent by facsimile transmission, with confirmation received, if sent to the Placement Agent, will be mailed, delivered or telefaxed and confirmed to Aegis Capital Corp., 810 Seventh Ave, 11th Floor, New York, New York 10019, Attention: Adam K. Stern, telefax number (646) 390-9122, with a copy (which shall not constitute notice) to: Meister Selig & Fein LLP, Two Grand Central Tower, 140 East 45th Street, 19th Floor, New York, NY 10017, Attn: Kenneth S. Goodwin, Esq., telefax number (212) 655-3535, if sent to Matinas or the Company, will be mailed, delivered or telefaxed and confirmed to Matinas BioPharma, Inc., 915 Klosterman Road East, Tarpon Springs, FL 34689, Attn: Roelof Rongen, President & CEO, with a copy (which shall not constitute notice) to: Lowenstein Sandler LLP, 1251 Avenue of the Americas, New York, NY 10020, Attn: Steven M. Skolnick, Esq., telefax number (973) 597 2477, and if sent to Newco, will be mailed, delivered or telefaxed and confirmed to Matinas BioPharma Holdings, Inc., 600 W. Germantown Pike, Suite 400, Plymouth Meeting, PA 19462, Attn: Stephen P. Harrington, President, provided, hower, that from and after the First Closing, notices to Newco shall be sent in the same manner, and to the same address, as notices to Matinas, with a copy (which shall not constitute notice) to: Lowenstein Sandler LLP, 1251 Avenue of the Americas, New York, NY 10020, Attn: Steven M. Skolnick, Esq., telefax number (973) 597 2477.

13.         Governing Law. Jurisdiction. This Agreement shall be deemed to have been made and delivered in New York City and shall be governed as to validity, interpretation, construction, affect and in all other respects by the internal laws of the State of New York. THE PARTIES AGREE THAT ANY DISPUTE, CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE TERMINATION OR VALIDITY HEREOF, ANY ALLEGED BREACH OF THIS AGREEMENT OR THE ENGAGEMENT CONTEMPLATED HEREBY (ANY OF THE FOREGOING, A “CLAIM”) SHALL BE SUBMITTED TO THE JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC (“JAMS”), OR ITS SUCCESSOR, IN NEW YORK, FOR FINAL AND BINDING ARBITRATION IN FRONT OF A PANEL OF THREE ARBITRATORS WITH JAMS IN NEW YORK, NEW YORK UNDER THE JAMS COMPREHENSIVE ARBITRATION RULES AND PROCEDURES (WITH EACH OF THE SELLING AGENT AND THE COMPANY CHOOSING ONE ARBITRATOR, AND THE CHOSEN ARBITRATORS CHOOSING THE THIRD ARBITRATOR). THE ARBITRATORS SHALL, IN THEIR AWARD, ALLOCATE ALL OF THE COSTS OF THE ARBITRATION, INCLUDING THE FEES OF THE ARBITRATORS AND THE REASONABLE ATTORNEYS’ FEES OF THE PREVAILING PARTY, AGAINST THE PARTY WHO DID NOT PREVAIL. THE AWARD IN THE ARBITRATION SHALL BE FINAL AND BINDING. THE ARBITRATION SHALL BE GOVERNED BY THE FEDERAL ARBITRATION ACT, 9 U.S.C. SEC. 1-16, AND THE JUDGMENT UPON THE AWARD RENDERED BY THE ARBITRATORS MAY BE ENTERED BY ANY COURT HAVING JURISDICTION THEREOF. THE COMPANY AND THE PLACEMENT AGENT AGREE AND CONSENT TO PERSONAL JURISDICTION, SERVICE OF PROCESS AND VENUE IN ANY FEDERAL OR STATE COURT WITHIN THE STATE AND COUNTY OF NEW YORK IN CONNECTION WITH ANY ACTION BROUGHT TO ENFORCE AN AWARD IN ARBITRATION.

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14.         Miscellaneous. No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith. Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party’s obligations hereunder. Either party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however, that any such waiver shall be in writing specifically setting forth those provisions waived thereby. No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement. Neither party may assign its rights or obligations under this Agreement to any other person or entity without the prior written consent of the other party.

15.         Entire Agreement: Severability. This Agreement together with any other agreement referred to herein supersedes all prior understandings and written or oral agreements between the parties with respect to the Offering and the subject matter hereof. If any portion of this Agreement shall be held invalid or unenforceable, then so far as is reasonable and possible (i) the remainder of this Agreement shall be considered valid and enforceable and (ii) effect shall be given to the intent manifested by the portion held invalid or unenforceable.

16.         Counterparts. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

[Signatures on following page.]

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If the foregoing is in accordance with your understanding of the agreement among Newco, Matinas and the Placement Agent. kindly sign and return this Agreement, whereupon it will become a binding agreement among Newco. Matinas and the Placement Agent in accordance with its terms.

MATINAS BIOPHARMA, INC.

By:	/s/ Roelof Rongen
Name: Roelof Rongen
Title President and Chief Executive Officer

MATINAS BIOPHARMA HOLDINGS, INC.

By:	/s/ Stephen P. Harrington
Name: Stephen P. Harrington
Title: President

Accepted and agreed to this

11th day of July, 2013:

AEGIS CAPITAL CORP.

By:	Sam Guidetti
Name:	Sam Guidetti
Title:	CCO

Exhibit A-1

Form of Qpinion-Matinas Counsel

2.1           Matinas BioPharma, Inc. (the term "Company" when used herein, refers to Matinas BioPharma, Inc.) has been duly organized as a corporation and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Memorandum and is duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction where the conduct of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon the business (as currently conducted), financial condition, prospects or results of operation of the Company (a "Material Adverse Effect").

2.2           The authorized capital stock of the Company on the date hereof consists of (i) 19,200,000 shares of Common Stock, $0.0001 par value per share, and (ii) 6,484,481 shares of Preferred Stock, $0.0001 par value per share, all of which have been designated as Series A Preferred Stock.

2.3           The execution and delivery by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and duly executed and delivered by the Company. Each of the Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

2.4           The execution and delivery by the Company of the Transaction Documents1 to which it is a party and the consummation by the Company of the transactions contemplated thereby will not (i) violate the provisions of the Delaware General Corporation Law or any United States federal or state law, rule or regulation known to us to be currently applicable to the Company or (ii) violate the provisions of the Company's Certificate of Incorporation or By- Laws; (iii) violate any judgment, decree, order or award known to us of any court, governmental body or arbitrator having jurisdiction over the Company; or (iv) result in the breach or termination of any material term or provision of an agreement known to us to which the Company is a party, except in the case of clauses (i), (iii) and (iv) where the breach or violation would not have a Material Adverse Effect on the Company or its ability to perform its obligations under the Transaction Documents.

2.5           To our knowledge, there is no action, proceeding or litigation pending or threatened against the Company before any court, governmental or administrative agency or body that would materially adversely affect the Company’s ability to consummate the transactions contemplated by the Transaction Documents.

1 Transaction Documents should include the Placement Agency Agreement, Escrow Deposit Agreement, the Merger Agreement, Warrant, Placement Agent Warrant; Registration Rights Agreement and Subscription Agreements.

2.6           Assuming that the Shares were sold only to "accredited investors" (as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended ("1933 Act")) and the Placement Agent complied in all material respects with Regulation D and the terms and conditions of the Offering set forth in the Placement Agency Agreement and the Memorandum, such sales were made in conformity in all material respects with the requirements of Section 4(2) of the 1933 Act and Regulation D, and with the requirements of all other United States federal regulations applicable to the Company currently in effect relating to private offerings of securities of the type made in the Offering.

2.7           Either (i) no consent, approval or authorization of, or other action by, and no notice to or filing with, any United States federal or state governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated thereunder, except for (A) the filing of a Form D that may be filed with the United States Securities and Exchange Commission; (B) any filings under the securities laws of the various jurisdictions in which the Shares, Warrants and Placement Agent Warrants are being offered and sold in the Offering; and (C) any filings relating to public disclosure of the transactions contemplated by the Transaction Documents, or (ii) any required consent, approval, authorization, action or filing has been obtained, performed or made by the Company.

Exhibit A-2

Form of Qpinion-Newco Counsel

2.1           Matinas BioPharma Holdings, Inc. (the term "Company" when used herein, refers to Matinas BioPharma Holdings, Inc.) has been duly organized as a corporation and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own, lease and operate its properties and conduct its business as described in the memorandum and is duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction where the conduct of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon the business (as currently conducted), financial condition, prospects or results of operation of the Company (a "Material Adverse Effect").

2.2           The authorized capital stock of the Company on the date hereof consists of 150,000,000 shares of common stock, $0.0001 par value per share, and 10,000,000 shares of preferred stock, $0.0001 par value per share. All outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable. All shares underlying the Company’s 5,500,000 outstanding common stock purchase warrants (including the 1,000,000 Merger Warrants and the 500,000 Private placement Warrants), when issued, sold and delivered against payment therefore in accordance with the provisions of such warrants, will be duly and validly issued, fully paid and non-assessable. A sufficient number of authorized but unissued shares of Common Stock have been reserved for issuance upon exercise of such warrants.

2.3           The Shares, the Warrants, the Placement Agent Warrants, and the shares of Common Stock issuable upon exercise of the Warrants and the Placement Agent Warrants have been duly authorized for issuance by all necessary corporate action on the part of the Company. The Shares and the shares of Common Stock issuable upon exercise of the Warrants and the Placement Agent Warrants when issued, sold and delivered against payment therefore in accordance with the provisions of the Memorandum, the Subscription Agreements, the Warrants or the Placement Agent Warrants, as applicable, will be duly and validly issued, fully paid and non-assessable. The issuance of the Shares, the Warrants and the Placement Agent Warrants and the shares of Common Stock issuable upon exercise of the Warrants and the Placement Agent Warrants are not subject to any statutory or, to our knowledge, contractual or other preemptive rights under any agreement listed on Schedule A hereto. A sufficient number of authorized but unissued shares of Common Stock have been reserved for issuance upon exercise of the Warrants and the Placement Agent Warrants.

2.4           The execution and delivery by the Company of the Transaction Documents to which they are a party and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company, and duly executed and delivered by the Company, as applicable. Each of the Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

2.5           The execution and delivery by the Company of the Transaction Documents2 to which they are a party and the consummation by the Company of the transactions contemplated thereby will not (i) violate the provisions of the Delaware General Corporation Law or any United States federal or state law, rule or regulation known to us to be currently applicable to the Company, (ii) violate the provisions of the Company's Certificate of Incorporation or By-Laws; (iii) violate any judgment, decree, order or award known to us of any court, governmental body or arbitrator having jurisdiction over the Company; or (iv) result in the breach or termination of any material term or provision of an agreement known to us to which the Company is a party, except in the case of clauses (i), (iii) or (iv) where the breach or violation would not have a Material Adverse Effect on the Company or its ability to perform its obligations under the Transaction Documents.

2.6           To our knowledge, there is no action, proceeding or litigation pending or threatened against the Company before any court, governmental or administrative agency or body that would materially adversely affect the Company’s ability to consummate the transactions contemplated by the Transaction Documents.

2.7           Either (i) no consent, approval or authorization of, or other action by, and no notice to or filing with, any United States federal or state governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated thereunder, except for (A) the filing of a Form D that may be filed with the United States Securities and Exchange Commission; (B) any filings under the securities laws of the various jurisdictions in which the Shares, Warrants and Placement Agent Warrants are being offered and sold in the Offering; and (C) any filings relating to public disclosure of the transactions contemplated by the Transaction Documents, or (ii) any required consent, approval, authorization, action or filing has been obtained, performed or made by the Company.

2 Transaction Documents should include the Placement Agency Agreement, Escrow Deposit Agreement, the Merger Agreement, Warrant, Placement Agent Warrant; Registration Rights Agreement and Subscription Agreements.